PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


              PENNROCK FINANCIAL SERVICES CORP.
         Name of Registrant as Specified in its Charter)


________________________________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)


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        14a-6(i)(4) and 0-11.

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            transaction applies:

________________________________________________________________

     2)     Aggregate number of securities to which transaction
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            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 24, 2001

     TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular annual meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP. will be held on Tuesday, April 24, 2001 at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

          1. ELECTION OF DIRECTORS. To elect the four nominees listed in the accompanying proxy statement.

          2. SHAREHOLDER PROPOSAL. If presented, to consider and act upon a shareholder proposal opposed by the Board of Directors.

          3. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 15, 2001 shall be entitled to notice of and to vote at the meeting.

     Please mark, date and sign the enclosed proxy and return it in the enclosed postpaid envelope as promptly as possible. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     A copy of the annual report of PennRock Financial Services
Corp. is enclosed.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              GLENN H. WEAVER

                              President

Enclosures

March 30, 2001

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING.  PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN
THE ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.



                         PROXY STATEMENT

         = = = = = = = = = = = = = = = = = = = = = = = =
              Dated and to be Mailed March 30, 2001

         = = = = = = = = = = = = = = = = = = = = = = = =

                PENNROCK FINANCIAL SERVICES CORP.
                         1060 MAIN STREET
                           P.O. BOX 580
                 BLUE BALL, PENNSYLVANIA   17506
                          (717) 354-4541
   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2001

                        TABLE OF CONTENTS

                                                            Page

GENERAL                                                  ...
  Introduction...........................................
  Date, Time and Place of Meeting........................
  Shareholders Entitled to Vote..........................
  Purpose of Meeting.....................................
  Solicitation of Proxies................................
  Revocability and Voting of Proxies.....................
  Voting of Shares and Principal Holders Thereof.........
  Shareholder Proposals..................................
  Recommendations of the Board of Directors..............
INFORMATION CONCERNING ELECTION OF DIRECTORS.............
  General Information....................................
  Information About Nominees, Continuing Directors
    and Executive Officers...............................
  Meetings and Committees of the Board of Directors......
  Compensation of Directors..............................
  Executive Officers of PennRock.........................
  Executive Compensation and Related Matters.............
  Audit Committee Report.................................
  Transactions with Directors and Executive Officers.....
  Compliance with Section 16(a) of the Exchange Act......

SHAREHOLDER PROPOSAL.....................................

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.........
  General Information....................................
  Information About Fees.................................

ADDITIONAL INFORMATION...................................

OTHER MATTERS............................................

EXHIBIT A - AUDIT COMMITTEE CHARTER......................



                             GENERAL

     Introduction

     On July 31, 1986, Blue Ball National Bank became a wholly owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company ("PennRock"). As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock. The meeting to which this proxy statement relates will be the fourteenth annual meeting of the shareholders of PennRock.

     Date, Time and Place of Meeting

     The regular annual meeting of the shareholders of PennRock will be held on Tuesday, April 24, 2001, at 10:00 a.m. at Yoder's
Restaurant, 14 South Tower Road, New Holland, Pennsylvania.

     Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 15, 2001 shall be entitled to vote at the meeting.

     Purpose of Meeting

     The shareholders will be asked to consider the following matters at the meeting: (i) to elect four directors, (ii) if presented, to consider and act upon a shareholder proposal opposed by the Board of Directors; and (iii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournments thereof.

     Solicitation of Proxies

     This proxy statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock for use at the annual meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 24, 2001, and any adjournments thereof.

     The expense of soliciting proxies will be borne by PennRock.
In addition to the use of the mails, directors, officers and employees of PennRock and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

     Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this proxy statement and AGAINST approval of the shareholder proposal described below. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

     Voting of Shares and Principal Holders Thereof

     At the close of business on February 9, 2001, PennRock had outstanding 5,969,424 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 146,268 shares of PennRock common stock were held by the Financial Services Department of Blue Ball National Bank as sole fiduciary (representing approximately 2.45 percent of such shares outstanding) and will be voted FOR the election of the four nominees identified in this proxy statement and AGAINST approval of the shareholder proposal described below.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors. In the case of the shareholder proposal described below, a majority of the votes cast is required for approval. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

     To the knowledge of PennRock, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock.

     Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (the "SEC"), shareholder proposals intended to be presented at the 2002 annual meeting must be received at the executive offices of PennRock not later than November 30, 2001 in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by PennRock in connection with that meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 is not required to be included in the proxy statement and proxy form of PennRock, but may be presented at the 2002 annual meeting if the proposal is received by PennRock not later than February 13, 2002; provided, however, that the Chairman of the annual meeting may in his discretion rule any such proposal out of order for the reason that the inability of the shareholders to express an opinion through the proxy solicitation process would render any vote on the matter meaningless as an expression of shareholder sentiment. All shareholder proposals should be sent to: PennRock Financial Services Corp., Attention: President, 1060 Main Street,
P.O. Box 580, Blue Ball, Pennsylvania 17506.

     Recommendations of the Board of Directors

     The Board of Directors recommends that the shareholders vote
FOR the election of the four nominees identified in this proxy statement and vote AGAINST approval of the shareholder proposal described below.

           INFORMATION CONCERNING ELECTION OF DIRECTORS

     General Information

     The bylaws of PennRock provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The bylaws further provide that the directors of each class shall be elected for a term of three years.

     At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock is eligible to be elected to the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next annual meeting at which directors of his class are to be chosen.

     The Board of Directors has fixed the number of directors at
11. Of these 11 directors, there are four directors whose terms of office will expire at the 2001 annual meeting and seven continuing directors whose terms of office will expire at the 2002 or 2003 annual meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2001 annual meeting for the term specified below:

                              Class B
                           For a Term of
                            Three Years

                           Elton Horning
                          Glenn H. Weaver
                        Irving E. Bressler
                         Sandra J. Bricker

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

     Section 2.3 of Article II of the bylaws of PennRock requires that nominations, other than those made by or in behalf of the existing management of PennRock, must be made in writing and must be delivered or mailed to the Chairman of the Board of PennRock not less than 14 days nor more than 50 days prior to the date of the annual meeting. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

     Information About Nominees, Continuing Directors and
Executive Officers

     Information concerning the four persons to be nominated for election to the Board of Directors of PennRock at the 2001 annual meeting and concerning the seven continuing directors is set forth below. The following table also includes information concerning shares of PennRock common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this proxy statement and by all directors and executive officers as a group.

                                       Shares of
                                       PennRock
                                     Common Stock
                                     Beneficially             Principal Occupation
                          Director    Owned as of    Percent  for the Past
                            Since     February 9,       of    5 Years and other
Name and Age                 (1)      2001(2)(3)      Class   Directorships(4)
                         CLASS B (TERM EXPIRES IN 2001) - NOMINEES

Elton Horning (69)        1989           32,181         *     Auctioneer, Owner of Elton
                                                              Horning Farm Agency and
                                                              Partner of Horning Farm
                                                              Agency (real estate agency)

Glenn H. Weaver (66)      1985          101,689       1.70%   President, PennRock; Partner
                                                              R & G Associates (real estate
                                                              investment)

Irving E. Bressler (50)   1997              800         *     President, Bressler Auto
                                                              Specialties, d/b/a Autospa of
                                                              Wyomissing Hills (car wash
                                                              and auto detailing)

Sandra J. Bricker (53)    1999              200         *     President, The Bricker Group
                                                              (consultant to and owner and
                                                              operator of retirement
                                                              communities)

                   CLASS A (TERM EXPIRES IN 2003) - CONTINUING DIRECTORS

Norman Hahn (64)          1976          144,006       2.41%   Chairman of the Board and
                                                              Chief Executive Officer,
                                                              Conestoga Wood Specialties,
                                                              Inc. (manufacturer of wood
                                                              products)

Robert L. Spotts (70)     1985           18,323         *     Retired.  Formerly President,
                                                              Martin Limestone, Inc.
                                                              (quarry)

Dale M. Weaver (62)       1977          117,950       1.98%   Partner, D & L Partners (real
                                                              estate investment); formerly,
                                                              President, New Holland Custom
                                                              Woodwork, Ltd. (church
                                                              furniture and millwork)

Melvin Pankuch (61)       1988           10,004         *     Executive Vice President and
                                                              Chief Executive Officer,
                                                              PennRock and President and
                                                              Chief Executive Officer, Blue
                                                              Ball National Bank

                   CLASS C (TERM EXPIRES IN 2002) - CONTINUING DIRECTORS

Aaron S. Kurtz (62)       1980            8,238         *     President, Ludwig Office
                                                              Furniture, Inc. (office
                                                              furniture)

Robert K. Weaver (52)     1975           21,216         *     Area Director, Eastern
                                                              Pennsylvania, Joni and
                                                              Friends (charitable
                                                              organization); formerly
                                                              Partner, Wentz, Weaver &
                                                              Kling, LLP (law firm)

Lewis M. Good (42)        1991            3,949         *     Owner, Original Good's Potato
                                                              Chips (food products)

                      NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

George B. Crisp                           1,254         *

Joseph C. Spada                           2,181         *

Michael H. Peuler                         1,657         *

All Directors and
  Executive Officers as
  a group (14 persons)                  463,648       7.77%

* Less than one percent of the total number of shares of common stock outstanding.

                            Footnotes

1. Includes service as a director of Blue Ball National Bank, predecessor to PennRock.

2. Beneficial ownership of shares of the common stock of PennRock is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

3. Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 76,944 shares is shared with spouses, children or other family members. The shares shown above include a total of 121,712 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 3,500 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

4. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

     Meetings and Committees of the Board of Directors

     The Board of Directors of PennRock does not have a standing
Audit Committee, Nominating Committee, or Compensation
Committee.

     Blue Ball National Bank has a standing Audit Committee. Since Blue Ball National Bank is presently the only subsidiary of PennRock, the Audit Committee of Blue Ball National Bank has been acting on behalf of PennRock and will continue to do so until PennRock committees are appointed.

     Members of the Audit Committee of Blue Ball National Bank during 2000 were Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Lewis M. Good, Norman Hahn, and Elton Horning. The principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. All members of the Audit Committee of Blue Ball National Bank were "independent directors" at all times during 2000 as such term is defined in the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee met six times during 2000.

     The Board of Directors met 29 times during 2000. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

     Compensation of Directors

     The directors of PennRock do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $1,900 for his services as a director, a fee of $350 for each regular meeting of the Board of Directors which he attends, and $150 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $5,450. The Chairman of the Board receives an annual fee of $13,100 and a fee of $150 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock.

     Executive Officers of PennRock

     The following persons are the executive officers of
PennRock:

Name                Age   Office Held and Term of Office

Norman Hahn          64   Chairman of the Board of PennRock
                          since 1991; Chairman of Blue Ball
                          National Bank since 1990.

Glenn H. Weaver      66   President of PennRock since 1989.

Robert K. Weaver     52   Secretary of the Board of PennRock
                          since 1986; Secretary of Blue Ball
                          National Bank since 1977.

Melvin Pankuch       61   Executive Vice President and Chief
                          Executive Officer of PennRock since
                          1989; President and Chief Executive
                          Officer of Blue Ball National Bank
                          since 1988.

George B. Crisp      53   Senior Vice President and Treasurer of
                          PennRock since 1989; Senior Vice
                          President Operations of Blue Ball
                          National Bank since 1993, formerly
                          Vice President and Chief Financial
                          Officer of Blue Ball National Bank.

Joseph C. Spada      50   Senior Vice President - Sales of Blue
                          Ball National Bank since 1993.

Michael H. Peuler    50   Senior Vice President - Financial
                          Services of Blue Ball National Bank
                          since 1995.

    Executive Compensation and Related Matters

    Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by PennRock and Blue Ball National Bank to the chief executive officer of PennRock and to each of the other most highly compensated executive officers of PennRock whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 2000.

                    SUMMARY COMPENSATION TABLE


                                                               Long-Term Compensation
                            Annual Compensation                         Awards              Payouts
         (a)              (b)      (c)       (d)       (e)         (f)           (g)           (h)        (i)
                                                                             Securities
                                                      Other                   Underly-                    All
                                                      Annual   Restricted        ing                     Other
                                                     Compen-      Stock       Options/        LTIP      Compen-
       Name and                  Salary     Bonus     sation     Awards         SARs       Payouts(2)    sation
  Principal Position     Year      ($)       ($)       ($)         ($)           (#)           ($)       (3)($)

Melvin Pankuch,          2000   $278,250   $32,993     None       None          10,000        None      $17,206
  Executive Vice         1999    265,000    30,371     None       None          10,000        None       19,191
  President and          1998    249,900    14,651     None       None           2,000        None       18,720
  Chief Executive
  Officer

George B. Crisp,         2000   $130,268   $15,620     None       None           5,000        None      $14,736
  Senior Vice            1999    126,474    14,564     None       None           5,000        None       16,882
  President and          1998    122,790     7,061     None       None           1,000        None       15,140
  Treasurer

Joseph C. Spada,         2000   $132,798   $15,923     None       None           5,000        None      $15,022
  Senior Vice            1999    128,930    14,846     None       None           5,000        None       17,210
  President, Blue        1998    125,175     7,198     None       None           None         None       15,743
  Ball National
  Bank

Michael H. Peuler,       2000   $130,000   $15,045     None       None           5,000        None      $14,691
  Senior Vice            1999    123,600    14,232     None       None           5,000        None       16,499
  President, Blue        1998    120,000     6,901     None       None           1,000        None       14,750
  Ball National
  Bank

                            Footnotes

1. Consists of the cash component of: (i) the bonus awarded and paid in 2000 under the Bonus Compensation Plan, and (ii) the bonus under the Executive Incentive Compensation Plan awarded and paid in 2000 with respect to 1999 financial performance. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to the named executive officers in 2001 with respect to 2000 financial performance.

2.  Adjusted to reflect stock splits since date of grant.

3. Consists of the non-cash component of the bonus awarded and paid in 2000 under the Bonus Compensation Plan in the form of a contribution to the Profit Sharing Plan maintained by Blue Ball National Bank.

     Stock Options Granted in 2000

     The following table sets forth certain information relating to stock options granted during 2000 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights ("SAR's") were granted in 2000.

OPTION/SAR GRANTS IN 2000

                                                                                      Potential Realizable
Value
                                                                                     at Assumed Annual Rates of
                                                                                      Stock Price Appreciation
                                            Individual Grants                            for Option Term(3)
                                         Percent of
                           Number      Total Options/
                        of Shares of    SARs Granted
                         Underlying     to Employees       Exercise
                        Options/SARs   in Fiscal Year   or Base Price   Expiration      5%                10%
Name                   in 2000(1)(#)         (%)         (2)($/Share)      Date         ($)               ($)
Melvin Pankuch             10,000            30%            $16.06        1-24-10    $101,000          $255,955
Joseph C. Spada             5,000            15%             16.06        1-24-10    $ 50,500          $128,000
George B. Crisp             5,000            15%             16.06        1-24-10    $ 50,500          $128,000
Michael H. Peuler           5,000            15%             16.06        1-24-10    $ 50,500          $128,000

                            Footnotes

1. Represents the grant of incentive stock options on January 24, 2000 pursuant to the terms of the Omnibus Stock Plan. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

2. Exercise price in each case is equal to 100% of fair market value on the date of grant.

3. The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock common stock, which will benefit all shareholders.

         Stock Option Exercises and 2000 Year-End Values

     The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 2000 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 2000. No SAR's were either granted or exercised in 2000 and none were outstanding on December 31, 2000.

2000 OPTION EXERCISE AND YEAR-END VALUES

                     Shares     Value Realized
                    Acquired   (Market Value at            Number of              Value of Unexercised In-
                       on       Exercise, Less        Unexercised Options/        The-Money Options/SARs at
Name                Exercise    Exercise Price)     SARs at Fiscal Year End      Fiscal Year-End 12-31-2000
                       (#)            ($)                     (#)                                       ($)
                                                  Exercisable   Unexercisable   Exercisable   Unexercisable
                               (c>
Melvin Pankuch        None            N/A            2,000         23,500           -0-            -0-
George B. Crisp       None            N/A              500         11,500           -0-            -0-
Joseph C. Spada       None            N/A              500         10,500           -0-            -0-
Michael H. Peuler     None            N/A              500         11,500           -0-            -0-

   Compensation Committee Interlocks and Insider Participation

     The Board of Directors of PennRock has no standing Compensation Committee. Instead, decisions relating to the compensation of executive officers of PennRock are generally made by the Board of Directors as a whole, except that Melvin Pankuch, who is a member of the Board of Directors and Executive Vice President and Chief Executive Officer, does not participate in deliberations relating to his compensation. Mr. Pankuch is the only director who is also an employee; Glenn H. Weaver, a former employee, is not now an employee, but serves as President of PennRock.

     There were no compensation committee "interlocks" during 2000, which in general terms means that no executive officer or director of PennRock served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of PennRock.

                 Executive Employment Agreements

     On December 17, 1999 PennRock and its wholly owned subsidiary, Blue Ball National Bank (collectively, the "Employers"), entered into an Employment Agreement with Melvin Pankuch ( the "Employment Agreement"), under the terms of which PennRock engaged Mr. Pankuch as its Executive Vice President and Chief Executive Officer and Blue Ball National Bank engaged
Mr. Pankuch as its President and Chief Executive Officer. The Employment Agreement provides for an initial term of two years and is subject to automatic renewal for successive additional periods of two years each, unless either Mr. Pankuch or the Employers elect not to renew by giving written notice to the other 180 days in advance of the expiration of the then current term.

     The Employment Agreement provides that Mr. Pankuch shall receive a salary of not less than $265,000 per year, subject to annual review and adjustment. The Employment Agreement also entitles Mr. Pankuch to participate in the incentive compensation and employee benefits plans maintained by the Employers.

     The Employment Agreement terminates in the event of Mr. Pankuch's disability or death and may be terminated by the Employers at any time, with or without cause. Mr. Pankuch has the right to terminate the Employment Agreement, with or without cause, by resigning upon 180 days' advance written notice and has the right to terminate his employment for good reason (as defined in the Employment Agreement) upon 60 days' advance written notice following the occurrence of a change in control (as defined in the Employment Agreement).

     Mr. Pankuch is entitled to receive certain severance benefits in the event that the Employers elect not to renew the Employment Agreement or in the event that the Employers elect to terminate the Employment Agreement without cause. The severance benefits to which Mr. Pankuch would be entitled include salary continuation for up to 24 months, except that the Employers are not obligated to continue to make salary continuation payments after the expiration of 12 months from the date of termination if Mr. Pankuch obtains a comparable executive level position with another employer. In addition, if Mr. Pankuch elects to purchase continuation coverage under the Employers' medical insurance plan, the Employers are required to reimburse him for such expense. Mr. Pankuch is, however, obligated to mitigate the obligation of the Employers to pay the foregoing severance benefits by using his best efforts to obtain a comparable executive level position with another employer. Mr. Pankuch is also entitled to receive severance benefits following the occurrence of a change in control in the event that he elects to terminate the Employment Agreement for good reason or if the successor to the Employers elects to terminate the Employment Agreement prior to the end of its then current term other than for cause. The severance benefits to which Mr. Pankuch would be entitled under these circumstances include a severance payment in an amount equal to three times his then current annual compensation (which amount is subject to reduction so as to avoid the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986) and reimbursement of the expense incurred by Mr. Pankuch if he elects to purchase continuation coverage under the Employers' medical insurance plan.

     Blue Ball National Bank entered into employment agreements with each of George B. Crisp, Joseph C. Spada and Michael H. Peuler in April of 2000. These agreements are substantially similar to the Employment Agreement entered into with Mr. Pankuch, except that: (i) the base salaries payable to Messrs. Crisp, Spada and Peuler are $130,268, $132,798 and $130,308, respectively, and (ii) the severance payment provided for in the event of termination following a change in control is equal to two times then current annual compensation.

              Board Report on Executive Compensation

     The following report is submitted by the Board of Directors
(exclusive of Mr. Pankuch) and addresses the compensation policies of PennRock for 2000 as applicable to executive officers generally and to Mr. Pankuch, the chief executive officer.

     The Board of Directors is responsible for establishing an appropriate compensation policy applicable to the executive officers of PennRock and for overseeing the administration of that policy. The overall objective of the Board's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock in attracting, motivating and retaining capable senior executive officers. The Board's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Board and management. In addition, the Board intends in the future to place greater emphasis upon longer-term stock-based incentive opportunities through the implementation of the Omnibus Stock Plan, which was approved by the shareholders at the 1992 annual meeting. The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Board believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock.

     In designing and administering the individual elements of its executive compensation policy, the Board of Directors strives to balance short term and long term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Board's compensation policy, together with a summary of decisions made by the Board in 2000 with respect to the compensation of Mr. Pankuch.

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain officers of PennRock. Because the Board of Directors does not anticipate that the annual compensation of any officer will exceed $1 million, it does not intend to modify the compensation policy of PennRock in response to the provisions of the Act.

Base Salary

     The base salary component of an executive officer's compensation is determined annually by the Board of Directors by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Board also considers the financial goals that were set at the beginning of the year by the Board and management and relates them to year-end results. Some of these goals are growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

Bonus Compensation Plan

     The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus that is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

Executive Incentive Compensation Plan

The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 258 bank holding companies comprising Peer Group No. 4 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.) The second part of the formula is based upon year-to-year comparative growth in PennRock's net income. A bonus earned under the Plan with respect to current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock common stock valued at fair market value.

Omnibus Stock Plan

     The Omnibus Stock Plan, which was approved by the shareholders at the 1992 annual meeting, is a long-term incentive plan for senior executives of PennRock. The objectives sought to be achieved by the grant of awards under the Omnibus Stock Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock common stock. Awards may be granted under the Omnibus Stock Plan in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units and restricted stock. In January 2000, Messrs. Pankuch, Crisp, Peuler and Spada were each granted incentive stock options to purchase shares of PennRock common stock as described in the Option/SAR Grants in 2000 Table appearing above.

Compensation of Chief Executive Officer

     Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Board of Directors described above and he is eligible to participate in the compensation plans described above. The general approach adopted by the Board of Directors in determining Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Board of Directors, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

     Mr. Pankuch's base salary during 1999 was $265,000 and was set by the Board of Directors at $278,250 for 2000 (an increase of approximately 5%), based upon the factors discussed above and upon an evaluation conducted by the Board of Directors.

     Mr. Pankuch received in 2000 a bonus of $31,119 under the Bonus Compensation Plan, which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Bonus Compensation Plan. Specifically, $13,913 was paid in cash and $17,206 was contributed to Mr. Pankuch's account in the Blue Ball National Bank Profit Sharing Plan. In addition, a bonus of $19,080 under the Executive Incentive Compensation Plan was paid to Mr. Pankuch in 2000 with respect to 1999 financial performance and is also reflected in the Summary Compensation Table set forth above. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to Mr. Pankuch in 2001 with respect to 2000 financial performance.

          The foregoing report is submitted by Norman
          Hahn, Chairman of the Board, and Irving E.
          Bressler, Sandra J. Bricker, Elton Horning,
          Lewis M. Good, Aaron S. Kurtz, Robert L.
          Spotts, Dale M. Weaver, Glenn H. Weaver and
          Robert K. Weaver.

                     Stock Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five-year cumulative return to a shareholder of PennRock as compared to the S&P 500 Index and to a peer group of ten other comparable banks and bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1995 and the reinvestment of all dividends over the periods indicated.

          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
            AMONG PENNROCK FINANCIAL SERVICES CORP.,
              S & P 500 INDEX, AND PEER GROUP INDEX

                 [INSERT STOCK PERFORMANCE GRAPH]

                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                            1995           1996           1997           1998           1999           2000
PennRock                  $100.00        $ 99.54        $124.93        $152.95        $118.51        $100.00
S&P 500                   $100.00        $122.90        $163.85        $210.58        $254.83        $231.62
Peer Group                $100.00        $113.92        $168.99        $212.42        $175.07        $151.16

                    PEER GROUP SPECIFICATIONS

1.  Total assets of $386 million to $1.7 billion.

2.  Market capitalization of at least $42 million.

3.  Headquartered in Pennsylvania.

Institution                               Headquarters

ACNB Corporation                          Gettysburg
CNB Financial Corporation                 Clearfield
Citizens & Northern Corporation           Wellsboro
Community Bancshares Corporation          Millersburg
Drovers Bancshares                        York
First West Chester Corporation            West Chester
Franklin Financial Services Corporation   Chambersburg
Penseco Financial Services Corp.          Scranton
PennRock Financial Services Corp.         Blue Ball
Penns Woods Bancorp, Inc.                 Jersey Shore
Sterling Financial Corporation            Lancaster

     Audit Committee Report

     The Audit Committee of Blue Ball National Bank (the "Audit
Committee") has reviewed the audited financial statements of PennRock for the year ended December 31, 2000 and has discussed these financial statements with management and with PennRock's independent accountants, Simon Lever & Co. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No.
61.

     The Audit Committee has received from Simon Lever & Co. the written disclosures and letter required by the Independence
Standards Board Standard No. 1 and the Audit Committee has discussed with Simon Lever & Co. their independence from PennRock and from PennRock's management.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that PennRock's audited financial statements for the year ended
December 31, 2000 be included in PennRock's Annual Report on
Form 10-K for that year.

     In connection with the standards for accountant's independence adopted by the Securities and Exchange Commission, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by PennRock's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

     The foregoing report is submitted by Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Lewis M.
Good, Norman Hahn, and Elton Horning.

     Transactions with Directors and Executive Officers

     Some of the directors and executive officers of PennRock and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 2000.

     All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

     As a matter of policy and as an employee benefit, Blue Ball
National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock or Blue Ball
National Bank.

     Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of PennRock common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock believes that during the calendar year ended December 31, 2000, all filing requirements applicable to its directors and officers were complied with.

                       SHAREHOLDER PROPOSAL

     The following proposal was submitted by J. Michael
Flanagan, 1515 Hillcrest Avenue, Lancaster, Pennsylvania, who is the holder of shares of PennRock common stock. If the proponent, or a representative who is qualified under state law, is present and submits his proposal for a vote, then the proposal will be considered and acted upon at the annual meeting. In accordance with the requirements of applicable federal securities laws, the proponent's proposal, together with his supporting statement, is set forth in full below in exactly the form submitted by him.

          WHEREAS:  The performance of PennRock
      Financial Services Corporation's Common Stock is less than its peer group, according to the Proxy
      Statement dated April 25, 2000.

          RESOLVED:  Request that the Board of
      Directors of PennRock Financial Services
      Corporation recommend that the four senior executives receive their bonuses under the bonus
      Compensation Plan in the form of one hundred percent PennRock Financial Services Corporation
      Common Stock.

                 Proponent's Supporting Statement

     As the Board is of the view that stock-based incentive compensation is beneficial in aligning the interests of both management and the shareholders in the overall enhancement of profitability and shareholder value; and in light of escalating salaries over the past ten years; the proposal will require senior management to use their annual cash bonuses from the Bonus Compensation Plan to purchase stock in PennRock Financial
Services Corporation.

     We believe this proposal will propel management to be better able to make decisions in the best interests of shareholders, and be a significant factor in achieving higher returns for shareholders in the future.

     Underlying this proposal is the fact that as of April, 2000, the amount of shares owned by the four executive officers as a group consisted of 12,954 shares or less than 1/5th of 1% of outstanding PennRock Financial Services shares.
This amount is not in conformance with the stated objectives of the Board, as stated to the shareholders in the Proxy Statements of 1994 through 2000 inclusive. Namely that, "The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and the stockholder in the overall enhancement of profitability and shareholder value."
The Omnibus Stock Plan, instituted in 1992, and the Executive
Incentive Compensation Plan, while providing for stock ownership by management, in our opinion, weighs heavily in management's favor.

     Through requiring senior executive management to receive annual bonuses from the Bonus Compensation Plan in the form of PennRock Financial Services Corporation Common Shares, it is hoped that returns for shareholders will be safeguarded and enhanced in future decisions made by the executives of the Corporation.

   Board of Directors' Statement in Opposition to the Proposal

     For the reasons discussed below, the Board of Directors strongly believes that the foregoing proposal is inappropriate and unanimously recommends that all shareholders vote against this proposal. The proponent suggests that the Board recommend that PennRock's Bonus Compensation Plan be modified so that "the four senior officers receive their bonuses . . . in the form of one hundred percent PennRock Financial Services Corporation common stock." The proponent ignores the fact that PennRock already provides a significant part of its senior executive officers' compensation in stock. Furthermore, PennRock's
Articles of Incorporation and bylaws and applicable provisions of the Pennsylvania Business Corporation Law vest responsibility for developing, overseeing, and administering the details of the compensation of PennRock senior officers in the Board of Directors.

     Contrary to the proponent's assertions, PennRock's current compensation policies for top management motivate these individuals to be responsible and accountable for PennRock's performance. As the Board has stated elsewhere in this Proxy
Statement, the overall objective of PennRock's executive compensation policy is to attract, motivate, and retain high-caliber senior executive officers. To these ends, PennRock has enacted several plans that are tied to the achievement of both short-term and long-term results, one of which is the Bonus
Compensation Plan. The Bonus Compensation Plan, which is an annual incentive program for all employees, not just senior executives, is designed to provide a bonus based upon PennRock's return on equity. Therefore, it already contemplates rewarding recipients for enhancing shareholder value. In addition, the Plan was modified in 1998 to reflect PennRock's emphasis on longer-term, equity-based compensation, by providing that 15 percent of the cash component of the bonus paid to senior executives be in the form of PennRock common stock.

     PennRock has in place other compensation plans that provide incentives in the form of equity-based compensation. The
Executive Incentive Compensation Plan provides a bonus based upon PennRock's return on equity as compared to its peer group and the growth in the Company's net income, 30 percent of which is paid in PennRock common stock. The Omnibus Stock Plan, approved by the shareholders in 1992, provides for the grant of stock options (and other forms of equity based compensation) to senior executives and provides a further link between executive performance and shareholder value. In sum, the Board of Directors has developed a broad and comprehensive compensation plan.

     The Board believes that these executive compensation plans, as presently constituted, suitably balance the need to provide competitive levels of compensation to management with the overall objective of maximizing shareholder return. The Board, however, will continue to consider various management programs to provide other ways to make shares of PennRock common stock available to key employees to further its stated goal of increasing senior management's ownership interest in the Company.

     The proponent relies heavily upon the performance of PennRock common stock. It is important to note, however, that the broader market has outperformed most small bank stocks, which have been in disfavor with investors over the last 12 to 18 months. Because the market performance of a given stock is often times driven by factors over which a company's management has little or no control, the Board of Directors also believes that it would be inappropriate to evaluate PennRock's senior executives exclusively on the basis of the performance of PennRock's common stock.

     The Board of Directors strongly recommends a vote AGAINST this proposal.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     General Information

     For the year ended December 31, 2000, PennRock engaged Simon
Lever and Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National
Bank. It is anticipated that Simon Lever and Co. will be similarly engaged in 2001. Representatives of Simon Lever and Co. are expected to be present at the shareholder meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Information About Fees

Audit Fees

     Audit fees billed to PennRock by Simon Lever & Co. during
2000 for services related to the audit of PennRock's annual financial statements and the review of the financial statements included in PennRock's Quarterly Reports on Form 10-Q totaled
$72,050.

Financial Information Systems Design and Implementation Fees

     PennRock did not engage Simon Lever & Co. to provide services relating to financial information systems design and implementation during 2000.

All Other Fees

     Fees billed to PennRock by Simon Lever & Co. during 2000 for all other non-audit services, including tax related services, totaled $20,206.

                      ADDITIONAL INFORMATION

     A copy of the annual report of PennRock for the year ended
December 31, 2000 on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders, depositors and other interested persons upon request from Glenn H. Weaver, President, PennRock Financial Services Corp.,
1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

                           OTHER MATTERS

     The Board of Directors of PennRock knows of no other matters other than those discussed in this proxy statement which will be presented at the 2001 annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              GLENN H. WEAVER
                              President

Blue Ball, Pennsylvania

March 30, 2001



                            EXHIBIT A

                     AUDIT COMMITTEE CHARTER

            BLUE BALL NATIONAL BANK, A SUBSIDIARY OF
                PENNROCK FINANCIAL SERVICES CORP.

     Blue Ball National Bank, a subsidiary of PennRock Financial
Services Corp., has established an independent audit committee of the Board of Directors. Since Blue Ball National Bank is presently the only subsidiary of PennRock Financial Services
Corp., the Audit Committee of Blue Ball National Bank has been acting on behalf of PennRock Financial Services Corp. The Audit
Committee Charter has been established to assist the Board in fulfilling its oversight responsibility of the Company's financial information reporting.

II.  APPOINTMENT AND COMPOSITION

     The Audit Committee consists of six outside Directors independent of Management and who are independent in accordance with Marketplace Rules 4310(c)25(C) and the amendments to the Nasdaq's Independent Director and Audit Committee Requirements approved by the Securities and Exchange Commission. Members of the Committee are appointed by the Chairman of the Board at the annual reorganization meeting and are approved by the Board of Directors. Members of the Committee serve one year terms. All members of the Committee shall have a working familiarity with financial statements and at least one member of the Committee shall have employment experience including a current or past position as a senior officer with financial oversight responsibilities.

     Audit Committee meetings shall be held as and when deemed appropriate by the Chairman of the Committee, however, not less than quarterly.

III.  DUTIES AND RESPONSIBILITIES

     A.   Financial Statement Accuracy

          1. Annually the Committee will recommend to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Bank's financial statements. The Committee, working closely with Management, will negotiate the annual fee for this service. The independent accountants will be accountable to the Board of Directors and the Audit Committee.

          2. The Committee is responsible to confirm and ensure the independence of the external auditor.

          3. The Committee will review annually with the officers of the Bank and the independent accountants, the independent accountants' "Audit Plan" including their approach, scope, reporting requirements, and any new accounting standards or pronouncements that the Bank must implement.

          4. The Committee will review annually with the independent accountants the results of their audit, including any material passed adjusting entries, significant adjusting entries, control exceptions, or other items the independent accountants feel should be brought to the Committee's attention.

          5. The Committee is responsible to ensure that proper procedures are in place for preparing and reviewing all financial reports that are for publication, distribution to regulatory authorities, stockholders, and customers.

          6. Annually the Committee will review and update this charter as conditions dictate and recommend to the Board of Directors approval of the charter.

     B.   Internal Audit

          1. Annually the Committee will review the audit plan, including the audit schedule, taking into consideration the risk factors assigned, noting the focus and particular areas of attention for the coming year.

          2. The Committee will review quarterly, with the Internal Auditor, a report detailing the work done during the quarter, progress against the audit schedule, and the findings of the quarterly audits. The Committee will also be advised as to where corrective/preventive action has been taken, and the status of any open items.

          3.   The Committee, together with the Internal
Auditor, reviews the Bank's internal control to assess its effectiveness. Particular attention will be paid to controls that have potential impact on the financial statements and regulatory reports.

     C.   Regulatory Examination Reports

          The Committee will review all regulatory examination reports together with Management's responses. Together with the Internal Auditor, they will monitor the status of open items on a quarterly basis until all items have been cleared.



                             APPENDIX

                PENNROCK FINANCIAL SERVICES CORP.

PROXY   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Susan E. Ewell, Jean M.
Good and Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock common stock held of record on March 15, 2001, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the annual meeting of shareholders to be held on Tuesday, April 24, 2001, at 10:00 a.m. and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

1.   ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

[   ]  FOR all nominees listed below (except as marked to the
       contrary below)

[  ] WITHHOLD AUTHORITY to vote for all nominees listed below

Elton Horning                                  Glenn H. Weaver
Irving E. Bressler                             Sandra J. Bricker

          INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

2.  SHAREHOLDER PROPOSAL

[   ]  FOR            [   ]  AGAINST            [   ]  ABSTAIN

     The Board of Directors unanimously recommends a vote against this proposal.

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

(To be signed on reverse side)



THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED ABOVE AND
AGAINST THE SHAREHOLDER PROPOSAL.

     This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock.

     The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated
March 30, 2001 and hereby revokes all proxies heretofore given.

                              Dated:  ____________________, 2001


                              __________________________________
                                           Signature



                              __________________________________
                                           Signature

                              IMPORTANT: Please sign exactly as
                              your name or names appear hereon.
                              Joint owners should each sign.  If
                              you sign as agent or in any other
                              representative capacity, please
                              state the capacity in which you
                              sign.


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